SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C.  20549

                              FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934






Date of Report (Date of earliest event reported) November 17, 1998






                           FirstEnergy Corp.
      (Exact name of Registrant as specified in its charter)



      Ohio               333-21011               34-1843785
(State or other        (Commission)          (I.R.S. Employer
 jurisdiction of        File Number)         Identification No.)
 incorporation)

    76 South Main Street, Akron, Ohio               44308
(Address of principal executive offices)          (Zip Code)


 Registrant's telephone number, including area code: 330-384-5100

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Item 5.  Other Events

          On November 17, 1998, FirstEnergy Corp. announced a
Common Stock Repurchase Program, as described more fully in the press release filed as an exhibit to this Current Report on Form
8-K and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (99)  Press Release dated November 17, 1998 of FirstEnergy
              Corp.









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                            SIGNATURE



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



November 19, 1998





                                   FIRSTENERGY CORP.
                                ---------------------
                                       Registrant




                               /s/  Harvey L. Wagner
                               -----------------------
                                    Harvey L. Wagner
                                       Controller




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